

SPARTAN®

COMMAND
YOUR ROAD.

SECOND QUARTER 2017 EARNINGS CONFERENCE CALL

August 2, 2017

FORWARD-LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

SECOND QUARTER 2017– CORPORATE OVERVIEW



Revenue ($ M)
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$133.7
$162.5
$167.1
$169.7
1Q16
2Q16
1Q17
2Q17



Adjusted Net Income ($ M) (Adj EPS)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$0.5
$0.02
$6.3
$0.19
$1.3
$0.04
$2.4
$0.07
1Q16
2Q16
1Q17
2Q17

See GAAP reconciliation in Appendix

- Sales for 2Q17 rose 4.4% to $169.7M from $162.5M
  - Increase driven by $30.0M in net sales from Smeal acquisition, partially offset by volume and mix, timing of the Reach order, as well as a nonrecurring defense order fulfilled in 2016
- Adjusted net income was $2.4 million, or $0.07 per share, compared to $6.3M, or $0.19 per share
  - Adjusted net income excludes $1.2M of acquisition and restructuring related expenses
- Sixth profitable quarter in a row, on an adjusted basis
- Continued operational improvements from implementing the Spartan Production System, lean manufacturing and continuous improvement initiatives
- Significant progress in turnaround efforts in the ER segment

BUSINESS UPDATE & HIGHLIGHTS

Smeal Acquisition / Integration Update

Closed January 1, 2017

- 2Q17 net revenues of $30.0M
- 2017 net revenues expected to be approximately $105M
- Continued strong interest and excitement from our dealer network and customers
- First half of 2017 focused on integrating and identifying synergistic opportunities
- Second half of 2017 positioned to deliver strong year-over-year growth in profitability
- ER remains on track to return to profitability on an adjusted basis in 2017




SHARONVILLE



BUSINESS UPDATE & HIGHLIGHTS

S-180 Line of Pumpers

- Order to delivery in less than ½ the time of any competitor
  - Industry average delivery – 330 days
  - Addressable market 30% - 40%
  - Currently offering 11 Models
- Significant dealer interest – including newly acquired Smeal dealer network
- Well received – momentum building
  - Shipped 19 s-180 trucks in 2Q17, up from 14 in 1Q17
  - Backlog remains strong with 28 units scheduled to be built




SPARTAN
180
180

BUSINESS UPDATE & HIGHLIGHTS

F-Series Grand Opening

- Last month celebrated grand opening of the new 85,000 sq ft facility in Charlotte, MI
- Production underway on Isuzu's 2018 F-series Class 6 medium-duty truck
  - Designed to optimize fuel efficiency and maximize cargo space in order to serve the growing urban and last-mile delivery segments
  - F-Series expands Spartan's alliance with Isuzu
    - Producing Isuzu's N-series since 2011
- Production ramping up – will produce meaningful second half contributions


SPARTAN
ISUZU
ISUZU





BUSINESS UPDATE & HIGHLIGHTS

SPARTAN

Reach Walk-in Van - Supporting Last Mile Delivery Needs

- Received ~900 vehicle order from two delivery service companies, including 800 unit reorder and a first time order from a Global logistics leader
- Innovative, fuel-efficient walk-in van
    - Utilizes Isuzu turbocharged four-cylinder diesel engine
    - Aerodynamic Utilimaster body design
    - 35% better fuel economy than traditional walk-in vans
    - Available in lengths of 12 feet (540 cf) and 14 feet (630 cf)
    - Up to 27 inches more headroom than a conventional cargo van.



FINANCIAL REVIEW
2ND QUARTER 2017

2Q17 VS 2Q16 – OVERVIEW



Revenue ($ M)
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$133.7
$162.5
$167.1
$169.7
1Q16
2Q16
1Q17
2Q17



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$2.9
$8.2
$4.2
$4.9
2.2%
5.0%
2.5%
2.9%
1Q16
2Q16
1Q17
2Q17

- Revenue for the 2Q17 increased to $169.7M from $162.5M
  - Increase primarily driven by $30.0M in net sales from Smeal acquisition
    - Expect Smeal to contribute $105M to 2017 revenues
- Adjusted EBITDA decreased to $4.9M from $8.2M
  - Adjusted EBITDA margin was 2.9% of sales compared to 5.0% of sales
  - Results for the quarter were impacted volume and mix, the timing of the Reach order, as well as a nonrecurring defense order
  - Excludes the impact of:
    - Restructuring and acquisition related expenses of $0.4M versus $0.2M last year
    - Chassis impact to Smeal of $0.9M
    - 2Q16 charge of $1.7M for a legacy product recall
- Backlog of $372.8M compared to $351.3M at March 31, 2017

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 2Q17



FVS Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$59.3
$73.8
$53.9
$53.5
1Q16
2Q16
1Q17
2Q17



FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$6.5
$7.1
$6.2
$6.2
10.9%
9.6%
11.6%
11.5%
1Q16
2Q16
1Q17
2Q17

- Revenue down 27.5% to $53.5M from $73.8M
  - Volume and mix and timing of Reach order
- Adjusted EBITDA decreased $0.9M to $6.2M from $7.1M primarily due to lower volumes
- Adjusted EBITDA margin improved 190 basis points to 11.5% of sales from 9.6%
  - Improved labor and manufacturing productivity
- Backlog of $131.3M compared to $114.0M at March 31, 2017

See GAAP reconciliation in Appendix

SPECIALTY CHASSIS & VEHICLES – 2Q17



SCV Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$33.3
$37.8
$33.0
$35.8
1Q16
2Q16
1Q17
2Q17



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
5.0
4.0
3.0
2.0
1.0
0.0
$1.6
$3.4
$1.5
$2.8
4.8%
9.0%
4.7%
7.7%
1Q16
2Q16
1Q17
2Q17

- Revenue down $2.0M to $35.8M from $37.8M
  - Decline primarily due to a defense order in 2016 that did not reoccur in 2017, partially offset by higher motorhome sales
- SCV adjusted EBITDA declined $0.6M to $2.8M from $3.4M, reflecting the nonrecurring defense order
- Adjusted EBITDA margin declined 130 basis points to 7.7% of sales from 9.0% of sales, due to the nonrecurring defense order
- Backlog of $26.7M compared to $22.8M at March 31, 2017

See GAAP reconciliation in Appendix

EMERGENCY RESPONSE – 2Q17


ER Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$41.1
$52.4
$80.2
$80.8
1Q16
2Q16
1Q17
2Q17


ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-7.6%
-$3.1
-0.5%
-$0.3
-1.7%
-$1.3
-0.8%
-$0.7
1Q16
2Q16
1Q17
2Q17

- Revenue up 54.2% to $80.8M from $52.4M
  - Increase due to sales from Smeal acquisition
  - Offset by fewer shipments of complete fire apparatus and custom cab and chassis
- ER adjusted EBITDA loss was $0.7M compared to a loss of $0.3M
  - Reflects improved product quality, warranty costs, material efficiencies, improved vehicle mix and increased labor and manufacturing productivity
  - Offset by increased health care costs of $1M, or $0.03 per share
  - 2Q16 included $1.7M legacy product recall
- Backlog of $214.8M compared to $214.5M at March 31, 2017
  - Includes $78.1M Smeal backlog

See GAAP reconciliation in Appendix

BALANCE SHEET – 2Q17

Spartan Motors
Summary Balance Sheet

	Jun 30 2017 (unaudited)	Dec 31, 2016 (audited)
Assets		
Cash	$ 21,240	$ 32,041
Accts Receivable	81,951	65,441
Inventory	88,444	58,896
PP&E	57,078	53,116
Other Assets	47,631	33,800
Total Assets	**$ 296,344**	**$ 243,294**
Liabilities & Shareholders' Equity		
Accts Payable	$ 41,991	$ 31,336
Long-term Debt	22,849	74
Other Liabilities	79,196	58,932
Total Liabilities	**$ 144,036**	**$ 90,342**
Shareholders' Equity	152,308	152,952
Total Liabilities & Equity	**$ 296,344**	**$ 243,294**
Total Liquidity		
Cash	$ 21,240	$ 32,041
Net Borrowing Capacity	35,313	71,057
Total Liquidity	**$ 56,553**	**$ 103,098**

- Cash on hand of $21.2M reflects:
  - $10M debt repayment on May 9, 2017
  - $1.8M dividend payment
- Inventory at $88.4M, up $29.5M since Dec 31, 2016
  - Includes $29.4M from Smeal acquisition
  - Excluding Smeal, base business ended Jun 30, 2017 at $59.0M, down from $59.8M at June 30, 2016
  - Smeal inventory down $33.2M at Jun 30, 2017 from the Jan 1, 2017 acquisition
- Long-term debt of $22.8M at 2Q17 reflects remaining borrowings for the Smeal acquisition
- Total liquidity of $57M reflects cash on hand and borrowing capacity on $100M credit facility

FINANCIAL OUTLOOK – 2017 / 2018

2017 Guidance						
	Current Guidance			Previous Guidance		
($M except per share)	Low	Mid-point	High	Low	Mid-point	High
Revenue	$680.0	$700.0	$720.0	$650.0	$675.0	$700.0
Restructuring/Acq Costs		$3.7			$3.2	
Adjusted EBITDA	$28.3	$29.8	$31.3	$26.5	$27.8	$29.0
Income tax expense	$0.7	$1.5	$2.2	$1.5	$1.9	$2.3
Interest Expense		$0.6			$0.8	
Adjusted EPS	$0.48	$0.50	$0.52	$0.36	$0.39	$0.41
Shares outstanding		35,000			35,000	

See GAAP reconciliation in Appendix

CLOSING REMARKS

- 2Q17 operating results marked our 6th profitable quarter in a row, on an adjusted basis
  - Momentum continues to build as process improvements are beginning to take hold
  - Continued margin expansion will be driven by:
    - Improvements in labor and manufacturing productivity
    - Leveraging increased footprint and scale
    - Expanded industry-leading aerial portfolio
    - Improved product quality leading to reduced warranty expense
    - Smeal accelerated integration and synergies
- Expect 2017 second-half revenues and profits to accelerate year-over-year
- ER will return to profitability on an adjusted basis in 2017
- Spartan team determined on delivering exceptional growth in profitability and increasing shareholder value

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted Adjusted EBITDA, and forecasted adjusted earnings per share, which are all Non-GAAP financial measures. Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to a recent business acquisition, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to net income or earnings per share under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile net income to Adjusted EBITDA, net income to adjusted net income, earnings per share to adjusted earnings per share, forecasted net income to Adjusted EBITDA and forecasted earnings per share to adjusted earnings per share for the periods indicated.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
Spartan Motors, Inc	**2017**	% of sales	**2016**	% of sales
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Adjusted net income	$ 2,362	1.4%	$ 6,316	3.9%
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Depreciation and amortization	2,365		1,778	
Taxes on income	92		9	
Interest expense	129		88	
EBITDA	$ 3,710	2.2%	$ 6,249	3.8%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Adjusted EBITDA	$ 4,948	2.9%	$ 8,191	5.0%
Diluted net earnings (loss) per share	$ 0.03		$ 0.13	
Add (subtract):				
Restructuring	0.01		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	-		0.05	
Adjusted Diluted net earnings (loss) per share	$ 0.07		$ 0.19	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc	**2017**	**% of sales**	**2016**	**% of sales**
Net income (loss)	$ (1,099)	-0.7%	$ 543	0.4%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquisition related expenses	672		-	
Deferred tax asset valuation allowance	466		(235)	
Tax effect of adjustments	(719)		(125)	
Adjusted net income	$ 1,263	0.8%	$ 522	0.4%
Net income (loss)	$ (1,099)	-0.7%	$ 543	0.4%
Add (subtract):				
Depreciation and amortization	2,325		1,786	
Taxes on income	83		93	
Interest expense	264		114	
EBITDA	$ 1,573	0.9%	$ 2,536	1.9%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquisition related expenses	672		-	
Adjusted EBITDA	$ 4,188	2.5%	$ 2,875	2.2%
Diluted net earnings (loss) per share	$ (0.03)		$ 0.02	
Add (subtract):				
Restructuring	0.02		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	0.01		-	
Acquisition related expenses	0.02		-	
Deferred tax asset valuation allowance	0.01		(0.01)	
Tax effect of adjustments	(0.02)		(0.00)	
Adjusted Diluted net earnings (loss) per share	$ 0.04		$ 0.02	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ (2,100)	-2.6%	$ (2,475)	-4.7%
Add (subtract):				
Depreciation and amortization	584		210	
Taxes on income	-		70	
Earnings before interest, taxes, depreciation and amortization	$ (1,516)	-1.9%	$ (2,195)	-4.2%
Earnings before interest, taxes, depreciation and amortization	$ (1,516)	-1.9%	$ (2,195)	-4.2%
Restructuring charges	10		227	
Intercompany chassis impact	854		-	
Recall expense			1,715	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (652)	-0.8%	$ (253)	-0.5%

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$ 4,968	9.3%	$ 6,260	8.5%
Add (subtract):				
Depreciation and amortization	887		841	
Interest expense	12		21	
Earnings before interest, taxes, depreciation and amortization	$ 5,867	11.0%	$ 7,122	9.6%
Earnings before interest, taxes, depreciation and amortization	$ 5,867	11.0%	$ 7,122	9.6%
Restructuring charges	307		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 6,174	11.5%	$ 7,122	9.6%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 2,502	7.0%	$ 3,260	8.6%
Add (subtract):				
Depreciation and amortization	263		123	
Earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%
Earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%
Restructuring charges	-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
	2017		% of sales	2016		% of sales
Net income (loss) attributable to Emergency Response	$	(3,589)	-4.5%	$	(3,664)	-8.9%
Add (subtract):						
Depreciation and amortization		552			206	
Taxes on income		-			-	
Interest expense		-			-	
Earnings before interest, taxes, depreciation and amortization	$	(3,037)	-3.8%	$	(3,458)	-8.4%
Earnings before interest, taxes, depreciation and amortization	$	(3,037)	-3.8%	$	(3,458)	-8.4%
Restructuring		399			339	
Intercompany chassis impact		1,112			-	
Purchase accounting impact		189			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	(1,337)	-1.7%	$	(3,119)	-7.6%

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
	2017		% of sales	2016		% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$	5,225	9.7%	$	5,544	9.4%
Add (subtract):						
Depreciation and amortization		876			873	
Taxes on income		-			-	
Interest expense		38			45	
Earnings before interest, taxes, depreciation and amortization	$	6,139	11.4%	$	6,462	10.9%
Earnings before interest, taxes, depreciation and amortization	$	6,139	11.4%	$	6,462	10.9%
Restructuring		105			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	6,244	11.6%	$	6,462	10.9%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
	2017		% of sales	2016		% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$	1,127	3.4%	$	1,480	4.4%
Add (subtract):						
Depreciation and amortization		310			115	
Taxes on income		-			-	
Interest expense		-			-	
Earnings before interest, taxes, depreciation and amortization	$	1,437	4.4%	$	1,595	4.8%
Earnings before interest, taxes, depreciation and amortization	$	1,437	4.4%	$	1,595	4.8%
Restructuring		96			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	1,533	4.7%	$	1,595	4.8%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Consolidated
(In thousands, except per share data)
(Unaudited)

	2017 Guidance Year Ending December 31, 2017		
	Low	Mid	High
Net income	$ 13,000	$ 13,750	$ 14,500
Add:			
Depreciation and amortization	10,278	10,278	10,278
Interest expense	600	600	600
Taxes	700	1,450	2,200
EBITDA	$ 24,578	$ 26,078	$ 27,578
Add (subtract):			
Acquisition expenses			
Restructuring charges	965	965	965
Chassis shipment delay	2,725	2,725	2,725
Adjusted EBITDA	$ 28,268	$ 29,768	$ 31,268
Earnings per share	$ 0.37	$ 0.39	$ 0.41
Add:			
Acquisition expenses	0.03	0.03	0.03
Chassis shipment delay	0.08	0.08	0.08
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.48	$ 0.50	$ 0.52

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF
INVESTOR RELATIONS
517.997.3842

SPARTAN

SPARTANMOTORS.COM

